REORGANIZATION AND STOCK PURCHASE AGREEMENT

by and between

WINNERS, INC.

and

MONEYLINE SPORTS, INC.

September 30th, 2025

REORGANIZATION AND STOCK PURCHASE AGREEMENT

THIS REORGANIZATION AND STOCK PURCHASE AGREEMENT (the "**Agreement**") is dated as of September 30th 2025 (the "**Effective Date**"), by and among Winners, Inc., a Nevada corporation ("**WNRS**"), on the one hand, and Moneyline Sports, Inc., a Nevada corporation ("**MONY**") and the shareholders identified on the signature page of this Agreement as the shareholders of MONY (the "**Shareholders**"), on the other hand. Each of WNRS, MONY, and the MONY Shareholders shall be referred to herein as a "**Party**" and collectively as the "**Parties.**"

W I T N E S S E T H

WHEREAS, the majority shareholders of Moneyline Sports own more than 51% of MONY's outstanding common stock, par value .001 per share, that being 12,490,000 shares.

WHEREAS, the Shareholders desire to sell and WNRS desires to purchase the MONY Shareholders shares in accordance with the terms set forth herein;

WHEREAS, the Parties desire and intend that the transactions contemplated by this Agreement will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the Parties hereto as follows:

ARTICLE 1
SALE AND PURCHASE OF THE MONY SHARES

1.1 Sale of the MONY Shares. At the Closing (as defined in Section 4.1), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, the Shareholders shall sell to WNRS and WNRS shall purchase from the Shareholders, all of the MONY Shares.

1.2 Purchase Price. As consideration for the purchase of the 12,490,000 MONY Shares (the "Purchase Price"), WNRS shall issue to the Shareholders pro-rata to their MONY Shares, as set forth in Exhibit "A" attached hereto and made a part hereof, a total of 135,887,343 shares of its Series A Convertible Preferred Stock and MONY shall become a subsidiary of WNRS.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF MONY AND THE SHAREHOLDERS

2.1 Representations and Warranties of MONY and the Shareholders. To induce WNRS to enter into this Agreement and to consummate the transactions contemplated hereby, MONY and the Shareholders, and each of them, represent and warrant as of the date hereof and as of the Closing, as follows:

2.1.1 Authority of MONY and the Shareholders; Transfer of MONY Shares. MONY and the Majority Shareholders have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto, constitutes the legal, valid and binding obligation of MONY and the Shareholders. The Shareholders shall transfer title in and to the MONY Shares to WNRS free and clear of all liens, security, pledges, encumbrances, charges, restrictions, demands, and claims of any kind or nature whatsoever, whether direct or indirect or contingent.

2.1.2 Existence of MONY. MONY is duly organized, validly existing, and in good standing under the laws of the state of Nevada. It has all requisite power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the current business transacted by it makes such qualification necessary.

2.1.3 Capitalization of MONY. The authorized equity securities of MONY consist of 100,000,000 Authorized common shares and 0 preferred shares of which 12,490,000 common shares are issued, and outstanding. No other Shares of MONY are issued and outstanding. All of the issued and outstanding Shares have been duly and validly issued in accordance with all applicable laws, rules and regulations and are fully paid and non-assessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by MONY which provide for the purchase, issuance or transfer of any Shares of MONY nor are there any outstanding securities granted or issued by MONY that are convertible into any Shares of MONY, and none are authorized. MONY is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in MONY are vested exclusively in its outstanding Shares, which voting rights are apportioned in accordance with each Shareholders respective ownership percentage of the Shares, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of MONY's equity securities.

2.1.4 Subsidiaries. "**Subsidiary**" or "**Subsidiaries**" means all corporations, trusts, partnerships, associations, joint ventures or other Persons, as defined below, engaged in the business of sports handicapping/gaming research data advice, analysis and predictions and utilizing available media and advertising formats in building and monetizing a database of sports gaming enthusiasts, where the corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or where such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting Shares , management contracts or otherwise. "**Person**" means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity. MONY does not have any Subsidiaries.

2.1.5 Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which MONY or the Shareholders are a party or by which any of them or any of their properties are bound; (b) result in the creation of any security , lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of MONY or the Shareholders; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on MONY or the Shareholders or any of their respective actions.

2.1.6 Taxes.

2.1.6.1 All taxes, assessments, fees, penalties, and other governmental charges with respect to MONY which have become due and payable on the date hereof have been paid in full or adequately reserved against by MONY, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all and penalties thereon with respect to the periods then ended and for all periods thereto;

2.1.6.2 There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against MONY, nor are there any actions, suits, proceedings, investigations or claims now pending against MONY, nor are there any actions, suits, proceedings, investigations or claims now pending against MONY in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against MONY; and

2.1.6.3 The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against MONY.

2.1.7 Disputes and Litigation. There are no suits, actions, litigation, proceedings, investigations, claims, complaints, or accusations pending, threatened against, or affecting MONY or any of its properties, assets or

business or to which it is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect MONY or any of its properties, equipment, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting MONY or any of its properties, assets or businesses. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of MONY or any such person's heirs, executors or administrators as against MONY.

2.1.8 Compliance with laws. To the best of MONY's knowledge, (1) MONY has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations; (2) MONY has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects; (3) all permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of MONY for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals; (4) there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval; and (5) such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by MONY.

2.1.9 Guaranties. MONY has not guaranteed any dividend, obligation or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of MONY other than the Liabilities of WNRS to VegasWinners, Inc. in the amount of $200,000 to be paid in two (2) parts:

2.1.9.1 The amount of one-hundred thousand dollars ($100.000) shall be transferred by MONY to VegasWinners, Inc. within two days of the execution of this agreement

2.1.9.2 The final payment of one-hundred thousand dollars ($100,000) shall be paid within two days of FINRA approval of reverse stock split. The payment shall be secured by the 135,887,343 shares of WNRS Series A Preferred Stock received by MONY and/or MONY shareholders in this transaction in the case of non-payment of the balance due by MONY.

2.1.10 Books and Records. MONY keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of MONY contain records of its Shareholders' meetings and of action taken by such Shareholders. The meetings Shareholders referred to in such minute books were duly called and held, and the minutes appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

2.1.11 WNRS Shares to be Restricted Securities. The Shareholders acknowledge that the WNRS Preferred Shares and any Common Shares convertible therefrom will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("**Rule 144**"), will include the customary restrictive legend, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least six months from the date of issuance unless registered with the United States Securities and Exchange Commission (the "**SEC**") and qualified by appropriate state securities regulators, or unless the Shareholders obtain written consent from WNRS and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

2.1.12 Leases. MONY either owns or has valid and existing leases with all facilities where its offices are located or where any of MONY's equipment or other assets are located.

2.1.13 $200,000 in available funds to pay VegasWinners, Inc. as per Section 2.1.9.1 and 2.1.9.2.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF WNRS

3.1 Representations and Warranties of WNRS. To induce MONY and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, WNRS represents and warrants, as of the date hereof and as of the Closing, as follows:

3.1.1 Authority of WNRS. WNRS has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto, constitutes the legal, valid and binding obligation of WNRS.

3.1.2 Corporate Existence and Authority of WNRS. WNRS is a corporation duly organized, validly existing and shall be in good standing under the laws of the State of Nevada upon payment of $1,350 to Silverfume by VegasWinners, Inc with the proceeds received pursuant to 2.1.13 as above stated. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

3.1.3 Capitalization of WNRS. The authorized equity securities of WNRS consists of 4,160,000,000 Authorized shares of common stock, par value $0.001 per share, of which 187,517,857 common shares shall be issued and outstanding as of the date hereof, and 160,000,000 Authorized shares of Series A preferred stock, par value $0.001 per share, of which 8,083,340 are issued or outstanding. No other shares of capital stock of WNRS are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and non-assessable. All presently exercisable voting rights in WNRS are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before its Shareholders. Other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of WNRS's equity securities.

3.1.4 Subsidiaries. WNRS shall have one subsidiary at Closing, Moneyline Sports, Inc.

3.1.5 Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which WNRS is a party or by which it or any of its properties are bound; (b) result in the creation of any security, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of WNRS; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on WNRS or any of its actions.

3.1.6 Liabilities. WNRS shall have no more than $200,000 of liabilities owed to VegasWinners, Inc. to be paid at closing of which VegasWinners, Inc. shall pay Silverfume $1350, OTC Markets $5,500 and Standard Register & Transfer $10,144.

3.1.7 Outstanding Written Consents. WNRS shall cause its Transfer Agent, Standard Register & Transfer to issue the shares pursuant to existing outstanding written consents dated June 30th, 2023, August 15th, 2023, September 30th, 2023 and December 31st, 2023 attached hereto as Exhibit "B"

3.1.8 Settlement Agreements and General Releases. WNRS shall have settlement agreements and general releases from Wayne Allyn Root, Hollis Barnhart, Lee Lipton, Michael Handelman, Andrew Paul, Diamond Capital Ventures, LLC. and VegasWinners, Inc. attached hereto as Exhibit "C"

3.1.9 Resignations and Appointments. Certain WNRS Board of Directors shall resign and appoint B. Michael Friedman as Director attached hereto as Exhibit "D".

ARTICLE 4
CLOSING AND DELIVERY OF DOCUMENTS

4.1 Closing. The Closing (the **"Closing"**) shall take place at the offices of WNRS. on September 30th, 2025, or at such other place, date and time as the Parties may agree in writing (the "**Closing Date**").

4.2 Deliveries by WNRS. At the Closing, WNRS shall deliver the following:

4.2.1 WNRS shall deliver to the Shareholders:

(a) written confirmation of the approval of this Agreement and the herein described transactions by WNRS's Board of Directors attached hereto as Exhibit "E-1"; and

(b) the WNRS Preferred Shares are subject to no liens, security, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever shall be delivered as soon as practicable after closing;

4.2.2 WNRS shall deliver to MONY:

(a) written confirmation of the approval of this Agreement and the herein described transactions by WNRS's Board of Directors attached hereto as Exhibit "E-1"; and

(b) an officer's certificate, executed by the Chief Executive Officer of WNRS, in the form attached hereto as Exhibit "E", shall satisfy this delivery requirement;

(c) 135,887,343 shares of WNRS Series A Preferred Stock subject to the restrictions imposed by Rule 144 of the Securities Act of 1933 and no liens, security, pledges, encumbrances, charges, demands or claims by any other party whatsoever;

4.3 Delivery by MONY: At the Closing, or as otherwise set forth below, MONY shall deliver the following:

4.3.1 MONY shall deliver to WNRS:

(a) written confirmation of the approval of this Agreement and the herein described transactions by MONY's Board of Directors attached hereto as Exhibit "F-1"; and

(b) officer's certificate, executed by the President of MONY in the form attached hereto as Exhibit "F", shall satisfy this delivery requirement.

(c) $200,000 to pay the WNRS liability to VegasWinners, Inc.

4.4 Delivery by The Shareholders: At the Closing, the Shareholders shall deliver the following:

(a) 12,490,000 Shares of MONY common stock subject to no liens, security, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

ARTICLE 5
CONDITIONS, TERMINATION, AMENDMENT AND WAIVER

5.1 Conditions Precedent. This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

5.1.1 The obligation of WNRS to pay the Purchase Price and to satisfy its other obligations hereunder shall be subject to the fulfillment (or waiver by WNRS), at or prior to the Closing, of the following conditions, which MONY agrees to use its best efforts to cause to be fulfilled:

(a) Representations, Performance. If the Closing Date is not the date hereof, the representations and warranties contained in Section 2.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; MONY and the Shareholders shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and MONY shall have delivered to WNRS a certificate dated the Closing Date, and signed by its President to the effect set forth above in this section.

(b) Consents. Any required consent to the transactions contemplated by this Agreement shall have been obtained or waived.

(c) Litigation. No suit, action, arbitration or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of MONY, other than as set forth in Schedule 2.1.7.

(d) Proceedings and Documentation. All proceedings of MONY in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be satisfactory in form and substance to WNRS and WNRS's counsel, and WNRS and WNRS's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which WNRS is entitled and as may be reasonably requested.

(e) Property Loss. No portion of MONY's assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to WNRS through the proceeds of applicable insurance or condemnation award.

(f) Consents and Approvals. All material licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies which are (1) necessary to enable WNRS to fully operate the business of MONY as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained. Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

5.1.2 The obligation of MONY and the Shareholders to deliver the MONY Shares and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by MONY and the Shareholders), at or prior to the Closing, of the following conditions, which WNRS agrees to use its best efforts to cause to be fulfilled:

(a) Representations, Performance. If the Closing Date is not the date hereof, the representations and warranties contained in Section 3.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; WNRS shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b) Proceedings and Documentation. All corporate and other proceedings of WNRS in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to MONY and MONY's counsel, and MONY and MONY's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which MONY is entitled and as may be reasonably requested.

5.2 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties.

5.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

ARTICLE 6
COVENANTS, INDEMNIFICATION

6.1 To induce WNRS to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, MONY and the Shareholders covenant and agree as follows:

6.1.1 Notices and Approvals. MONY and the Shareholders agree: (a) to give all notices to third parties which may be reasonably necessary or deemed desirable by WNRS in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by WNRS in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by WNRS in connection with this Agreement and the consummation of the transactions contemplated hereby.

6.1.2 Information for WNRS's Statements and Applications. MONY, its employees, accountants and attorneys shall cooperate fully with WNRS in the preparation of any statements or applications made by WNRS to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish WNRS with all information concerning MONY and the Shareholders reasonably necessary or deemed desirable by WNRS for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

6.1.3 Access to Information. WNRS, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of MONY and the Shareholders and have full access to all of the books and records of MONY during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.2 To induce MONY and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, WNRS covenants and agrees as follows:

6.2.1 Access to Information. MONY, together with its appropriate attorneys, agents and representatives, shall be permitted to conduct a full and complete investigation of WNRS and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.3 Indemnification.

6.3.1 Indemnity of MONY and the Shareholders. WNRS agrees to indemnify, defend and hold MONY and the Shareholders harmless from and against any and all Losses (as hereinafter defined) arising out of or resulting

from the breach by WNRS of any representation, warranty, covenant or agreement of WNRS contained in this Agreement or the schedules and exhibits hereto. For purposes of Section 6.3, the term "**Losses**" shall mean all damages, costs and expenses (including reasonable attorneys' fees) of every kind, nature or description, it being the intent of the Parties that the amount of any such Loss shall be the amount necessary to restore the indemnified party to the position it would have been in (economically or otherwise), including any costs or expenses incident to such restoration, had the breach, event, occurrence or condition occasioning such Loss never occurred. Notwithstanding the foregoing provisions of this section, no claim for indemnification shall be made by MONY or the Shareholders under this Section unless and until the aggregate amount of all Losses of MONY and the Shareholders in respect thereof shall exceed $5,000. WNRS's liability under this Section shall not exceed the Purchase Price.

6.3.2 Indemnity of WNRS. MONY hereby agrees to indemnify, defend and hold WNRS harmless from and against any and all Losses arising out of or resulting from the breach by MONY of any representation, warranty, agreement or covenant contained in this Agreement or the exhibits and schedules hereto, including, without limitation, the failure to disclose any liabilities or material contracts or agreements pursuant to Section 2.1.10. WNRS shall have the right to offset any Losses incurred and actually paid pursuant to this Section 6.3.2 against any amounts due from WNRS to MONY, however, any offset shall not act as WNRS's sole remedy. Notwithstanding the foregoing provisions of this Section, no claim for indemnification shall be made by WNRS under this Section unless and until the aggregate amount of all Losses of WNRS in respect thereof shall exceed $5,000.

6.3.3 Indemnification Procedure.

(a) An indemnified party shall notify the indemnifying party of any claim of such indemnified party for indemnification under this Agreement within thirty days of the date on which such indemnified party or an executive officer or representative of such indemnified party first becomes aware of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the indemnifying party shall be given reasonable access to any documents or properties within the control of the indemnified party as may be useful in the investigation of the basis for such claim. The failure to so notify the indemnifying party within such thirty-day period shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any additional loss that occurred as a result of the failure of such person to give such notice.

In the event any indemnified party is entitled to indemnification hereunder based upon a claim asserted by a third party (including a claim arising from an assertion or potential assertion of a claim for Taxes), the indemnifying party shall be given prompt notice thereof, in reasonable detail. The failure to so notify the indemnifying party shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any Loss that occurred as a result of the failure of such person to give such notice. The indemnifying party shall have the right (without prejudice to the right of any indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so not later than twenty days following notice thereof by the indemnifying party or such shorter time period as required so that the of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that if the defendants in any action shall include both an indemnifying party and an indemnified party and the indemnified party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of because of the availability of different or additional defenses to the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the indemnifying party. If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which any indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party, on a monthly basis, all of its attorneys' reasonable fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld).

(b) The indemnifying party and the indemnified party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss. The indemnified party shall be entitled to reimbursement for out-of-pocket expenses reasonably incurred by it in connection with such cooperation. Except for fees and expenses for which indemnification is provided pursuant to

Section 6.3 or Section 6.4, as the case may be, and as provided in the preceding sentence, each party shall bear its own fees and expenses incurred pursuant to this paragraph (b).

ARTICLE 7
MISCELLANEOUS

7.1 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the Parties hereto shall be paid prior to Closing.

7.2 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:

To WNRS:

Mr. Wayne Allyn Root, CEO
Winners,Inc.
1180 North Town Center Drive
Suite 100 # 1079
Las Vegas, NV 89144

To MONY or the Shareholders:

Mr. B. Michael Friedman, CEO
Moneyline Sports Inc.
66 Hudson Blvd East
23rd Floor
New York, NY 10001
(212) 465-3227

With a copy to:

Donald P. Hateley, Esq.
The Hateley Firm, APC
620 Newport Center Drive., Suite 1100
Newport Beach, California 92660
(949) 438-1040

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

7.3 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for

any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

7.4 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

7.5 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

7.6 Remedies Cumulative. No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

7.7 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

7.8 Finders' and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

7.9 Governing Law. This Agreement has been negotiated and executed in the State of Florida and shall be construed and enforced in accordance with the laws of such state.

7.10 Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Palm Beach County, Florida and no other jurisdiction.

7.11 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

7.12 Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

7.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.

"WNRS"

Winners, Inc.,
a Nevada corporation

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...

By: Wayne Allyn Root
Its: CEO

"MONY"

Moneyline Sports Inc.

DocuSigned by:
Michael Friedman
BB14C18BF32E40C...

By: B. Michael Friedman
Its: CEO

"MONY Majority Shareholders Representing 60% for voting"

DocuSigned by:
B. Michael Friedman
Michael Friedman
BB14C18BF32E40C...

Phillip Johnston

____

DocuSigned by:
First Level Capital LLC
Michael Friedman President/CEO
BB14C18BF32E40C...

Craig Rizzierie

____

Isa Peguero Friedman

____

EXHIBIT "A"

EXHIBIT "B"

OUSTANDING WRITTEN CONSENTS

Attached hereto

EXHIBIT "C"

SETTLEMENT AGREEMENTS AND GENERAL RELEASES

Wayne Allyn Root

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Wayne Allyn Root hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor in the amount 1,921,000 shares of VegasWinners, Inc. common stock, par value $.001 per share. Upon payment and execution of this Agreement, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...
("Creditor")
Wayne Allyn Root

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...
("Debtor")
Wayne Allyn Root, CEO
Winners, Inc.

Hollis Barnhart

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Hollis Barnhart (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor. Upon execution of this Agreement, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:
Hollis Barnhart
E71281F557A642A...
Hollis Barnhart ("Creditor")

DocuSigned by:
Wayne Allyn Root
357ADB50E2E0441...
("Debtor")

Wayne Allyn Root, CEO
Winners, Inc.

Lee Lipton

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Lee Lipton (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor. Upon execution of this Agreement, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:
Lee Lipton
9715EA42EE124F0...

Lee Lipton ("Creditor")

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...

("Debtor")

Wayne Allyn Root, CEO
Winners, Inc.

Michael Handelman

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Michael Handelman (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor in the amount of 408,000 shares of VegasWinners, Inc. common stock, par value $.001 per share. Upon payment and execution of this Agreement, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:

Michael Handelman ("Creditor")

4CD8C364EE85490...

Michael Handelman

DocuSigned by:

Wayne Allyn Root ("Debtor")

357AD650E2F0444...

Wayne Allyn Root, CEO
Winners, Inc.

Andrew Paul

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Andrew Paul (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor. Upon execution of this Agreement, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:
Andrew Paul
F88A2B1D3B6B4CE...
Andrew Paul ("Creditor")

DocuSigned by:
Wayne Allyn Root
357AD65DE2E0441...
("Debtor")
Wayne Allyn Root, CEO
Winners, Inc.

Diamond Capital Ventures LLC.

Through this Settlement Agreement and General Release dated this 30th day of September 2025, Diamond Capital Ventures, LLC. (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor in the amount of 1,921,000 shares of VegasWinners, Inc. common stock, par value $.001 per share. Upon payment, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

Signed by:
Leonard M. Tucker
8BF91298B1F1408...
_______________ ("Creditor")
Leonard Tucker, CEO
Diamond Capital Ventures LLC.

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...
_______________ ("Debtor")
Wayne Allyn Root, CEO
Winners, Inc.

VegasWinners, Inc.

Through this Settlement Agreement and General Release dated this 30th day of September 2025, VegasWinners, Inc. (hereafter "Creditor") hereby releases and forever discharges Winners, Inc. (hereafter, "Debtor") of all claims and causes of action of every kind which Creditor has, or has ever had, or may in the future have relating in any manner against Debtor in the amount of $200,000. Upon payment in full, the outstanding debt shall be discharged, and all outstanding agreements are null and void.

The Creditor promises and agrees not to publish or distribute the terms of this Settlement Agreement and General Release by any written or verbal means. This paragraph is not intended to prohibit the use of this Agreement in any proceeding if either of the parties alleges a breach of this Settlement Agreement and General Release.

If any party starts an action to enforce this Agreement, the prevailing party shall recover as costs his/her attorney's fees, costs and expenses actually incurred in such action.

The parties to this Settlement Agreement and General Release understand and agree that this agreement shall not be a precedent or model for the resolution or settlement of any future claim resulting from similar or different circumstances.

Creditor and Debtor agree that this Settlement Agreement and General Release contains a full settlement and resolution of all disputes and issues between the parties relating to outstanding debt owed Creditor by Debtor.

The Creditor states that he has been represented in negotiations for and the preparation of this Settlement Agreement and General Release by counsel of his own choosing, and that he understands all of this Settlement Agreement and General Release and is fully aware of its content and of its legal effects.

The Parties agree that this Settlement Agreement and General Release shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

This agreement states the entire understanding and agreement between the parties with respect to its subject matter. The Debtor has made no promises to Creditor other than those contained in this Agreement. This Agreement may be modified, or any provision waived, only by a signed written agreement of the affected parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

DocuSigned by:
Wayne Allyn Root
357AD850E2E0441
____________________ ("Creditor")
Wayne Allyn Root, CEO
VegasWinners, Inc.

DocuSigned by:
Wayne Allyn Root
357AD850E2E0441
____________________ ("Debtor")
Wayne Allyn Root, CEO
Winners, Inc.

"EXHIBIT "D"
WNRS RESIGNATIONS AND APPOINTMENTS

September 30th, 2025

Winners, Inc.
Board of Directors

Re: Resignation as Director

Ladies and Gentlemen:

I hereby resign as a Director of Winners, Inc., a Nevada corporation (the "Company") and appoint Michael Friedman in my place, effective September 30th, 2025.

Sincerely,

DocuSigned by:
Andrew Paul
F88A2B1D3F6B4CE...

Andrew Paul

September 30th, 2025

Winners, Inc.
Board of Directors

Re: Resignation as Director

Ladies and Gentlemen:

I hereby resign as a Director of Winners, Inc., a Nevada corporation (the "Company") and appoint Michael Friedman in my place, effective September 30th, 2025.

Sincerely,

DocuSigned by:
Hollis Barnhart
E71281F557A642A...

Hollis Barnhart

September 30th, 2025

Winners, Inc.
Board of Directors

Re: Resignation as Director

Ladies and Gentlemen:

I hereby resign as a Director of Winners, Inc., a Nevada corporation (the "Company") and appoint Michael Friedman in my place, effective September 30th, 2025

Sincerely,

DocuSigned by:
Lee Lipton
9715EA42EE124F3...
Lee Lipton

"EXHIBIT "E"
WNRS OFFICERS CERTIFICATE

The undersigned hereby certifies on behalf of Winners, Inc., a Nevada corporation ("WNRS" or the "Company"), pursuant to that certain Reorganization and Stock Purchase Agreement (the "Purchase Agreement") dated September 30th 2025, by and among the Company, on the one hand, and Moneyline Sports Inc., a Nevada corporation ("MONY") and the Shareholders of MONY (collectively, the "Shareholders"), on the other hand, that he is the duly appointed CEO of the Company, and further certifies on behalf of the Company that:

1. The representations and warranties of the Company set forth in this Reorganization and Stock Purchase Agreement are true and correct as of the date hereof as though made on and as of the date hereof (except for any representation or warranty that expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date).

2. All of the terms, covenants and conditions of this Reorganization and Stock Purchase Agreement to be complied with or performed by the Company at or prior to the date hereof have been complied with and performed by the Company in all material respects.

3. Attached hereto as Exhibit E-1 is a true, correct and complete copy of unanimous written consent by the Board of Directors of the Company on September 30th, which have not been modified, amended, rescinded or revoked in any way and remain in full force and effect as of the date hereof. Such consent constitutes the only consent adopted by the Board of Directors of the Company relating to this Reorganization and Stock Purchase Agreement.

4. The following is a list of those executive officers of the Company who may be signing any document or certificate in connection with this Reorganization and Stock Purchase Agreement and their respective positions; (ii) each such executive officer has been duly elected and qualified and continues to act in and hold that position; and (iii) the signatures of those appearing adjacent to their respective names and positions below are the genuine and original signatures of such officers:

Name	Position	Signature
Wayne Allyn Root	CEO	DocuSigned by: Wayne Allyn Root 357AD650E2E0441...

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written hereinabove.

DocuSigned by:
Wayne Allyn Root
357AD650E2E0441...

Wayne Allyn Root, CEO

EXHIBIT "E-1"
WNRS WRITTEN CONSENT

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF WINNERS, INC.

The undersigned Board of Directors of Winners, Inc., a Nevada corporation (the "Corporation") do hereby adopt the following resolution by unanimous written consent in lieu of a meeting pursuant to the Bylaws of the Company and Nevada Revised Statutes 78.315(2):

RECITALS

In lieu of a meeting of the Company's Board of Directors, the following written consent was circulated to the Board of Directors for unanimous consent.

WHEREAS, the Company wishes to approve the Reorganization and Stock Purchase Agreement by and between the Company and Moneyline Sports, Inc. and Moneyline Sports, Inc. Shareholders dated September 30th, 2025.

NOW, THEREFORE, BE IT:

RESOLVED: The Company has approved and is hereby authorized to approve the Reorganization and Stock Purchase Agreement by and between the Company and Moneyline Sports, Inc. and the Moneyline Sports, Inc. Shareholders dated September 30th, 2025.

IN WITNESS WHEREOF, the undersigned have executed this document to be effective this 30th day of September 2025 and consent to the foregoing resolutions and actions and direct that this written consent be filed with the minutes of the proceedings of the Board of Directors, and that said resolutions and actions shall have the same force and effect as if they were adopted at a meeting at which the undersigned were personally present and voted. This written consent may be executed in one or more counterparts, each of which shall be treated as an original, but all of which together shall constitute one and the same instrument.

DocuSigned by:
Wayne Allyn Root
Wayne Allyn Root, Director

DocuSigned by:
Michael Handelman
Michael Handelman, Director

DocuSigned by:
Lee Lipton
Lee Lipton, Director

DocuSigned by:
Hollis Barnhart
Hollis Barnhart, Director

DocuSigned by:
Andrew Paul
Andrew Paul, Director

EXHIBIT "F"
MONEYLINE OFFICERS CERTIFICATE

The undersigned hereby certifies on behalf of Moneyline Sports Inc., a Nevada corporation ("MONY" or the "Company"), pursuant to that certain Reorganization and Stock Purchase Agreement (the "Purchase Agreement") dated September 30th 2025, by and among the Company and the Shareholders of MONY (collectively, the "Shareholders"), on the one hand, and Winners, Inc., a Nevada corporation ("WNRS"), on the other hand, that he is the duly appointed Chief Executive Officer of the Company, and further certifies on behalf of the Company that:

1. The representations and warranties of the Company set forth in the Purchase Agreement are true and correct as of the date hereof as though made on and as of the date hereof (except for any representation or warranty that expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date).

2. All of the terms, covenants and conditions of the Purchase Agreement to be complied with or performed by the Company at or prior to the date hereof have been complied with and performed by the Company in all material respects.

3. Attached hereto as Exhibit F-1 is a true, correct and complete copy of unanimous written consent by the Board of Directors of the Company on September 30th, 2025, which have not been modified, amended, rescinded or revoked in any way and remain in full force and effect as of the date hereof. Such consent constitutes the only consent adopted by the Board of Directors of the Company relating to this Reorganization and Stock Purchase Agreement.

4. The following is a list of those executive officers of the Company who may be signing any document or certificate in connection with the Purchase Agreement and their respective positions; (ii) each such executive officer has been duly elected and qualified and continues to act in and hold that position; and (iii) the signatures of those appearing adjacent to their respective names and positions below are the genuine and original signatures of such officers:

Name	Position	Signature
B. Michael Friedman	CEO	DocuSigned by: Michael Friedman BB14C18BF32E40C... B. Michael Friedman

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written hereinabove.

DocuSigned by:
Michael Friedman
BB14C18BF32E40C...
B. Michael Friedman

EXHIBIT "F-1"

MONEYLINE SPORTS INC. WRITTEN CONSENT

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF MONEYLINE SPORTS INC.

The undersigned Board of Directors of Moneyline Sports, Inc., a Nevada corporation (the "Corporation") do hereby adopt the following resolution by unanimous written consent in lieu of a meeting pursuant to the Bylaws of the Company and Nevada Revised Statutes 78.315(2):

RECITALS

In lieu of a meeting of the Company's Board of Directors, the following written consent was circulated to the Board of Directors for unanimous consent.

WHEREAS, the Company wishes to approve the Reorganization and Stock Purchase Agreement by and between the Company, its Shareholders and Winners, Inc. dated September 30th, 2025.

NOW, THEREFORE, BE IT:

RESOLVED: The Company has approved and is hereby authorized to approve the Reorganization and Stock Purchase Agreement by and between the Company, its Shareholders and Winners, Inc. dated September 30th, 2025.

IN WITNESS WHEREOF, the undersigned has executed this document to be effective this 30th day of September 2025 and consent to the foregoing resolutions and actions and direct that this written consent be filed with the minutes of the proceedings of the Board of Directors, and that said resolutions and actions shall have the same force and effect as if they were adopted at a meeting at which the undersigned were personally present and voted. This written consent may be executed in one or more counterparts, each of which shall be treated as an original, but all of which together shall constitute one and the same instrument.

DocuSigned by:

Michael Friedman

BB74C18BF32E40C

B. Michael Friedman, Director